NewAlliance Bancshares

Capital ideas. Human values.

Investor & Analyst Presentation

May 2004

NewAlliance Bancshares

Disclaimer & Forward-Looking Statements

This presentation contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to changes in market interest, rates, loan prepayment rates, general economic conditions, legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services, and loan, deposit and investment products in the Company's local markets; changes in accounting principles and guidelines; war or terrorist activities; the ability to successfully integrate the Connecticut Bancshares and Alliance franchises and retain their customers, and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing and services.

Please refer to the Prospectus dated February 9, 2004 for further information about "Risk Factors" that may affect the Company's actual future results.

Corporate Overview – The Companies

NewAlliance Bank

- Established in 1838 as a Connecticut-chartered mutual savings bank
- Prior to recent acquisitions, provided products and services through 36 branch offices, ATMs, 24-hour phone access and online banking; primary market area encompassed New Haven and Middlesex Counties, Connecticut
- At December 31, 2003 had assets and equity of $2.5 billion and $406.0 million, respectively
- On April 1, 2004, NewAlliance Bancshares, Inc., the holding company for NewAlliance Bank, completed its conversion to full public ownership through a $1.025 billion offering of common stock. On the same date, the company closed its pending acquisitions of Connecticut Bancshares, Inc. and Alliance Bancorp of New England, Inc.
- On April 2, 2004, NewAlliance Bancshares, Inc. common stock began trading on the Nasdaq National Market under the symbol "NABC".

Corporate Overview – The Companies

Connecticut Bancshares, Inc.

- Savings Bank of Manchester, the wholly-owned subsidiary of Connecticut Bancshares, Inc. was established in 1905 is headquartered in Manchester, Connecticut. Savings Bank of Manchester operates 28 full-service banking offices in Hartford, Tolland and Windham Counties, Connecticut
- At December 31, 2003 had assets and equity of $2.6 billion and $263.8 million, respectively

Alliance Bancorp of New England, Inc.

- Tolland Bank, the wholly-owned subsidiary of Alliance Bancorp of New England, Inc. was established in 1841 and is headquartered in Vernon, Connecticut. Tolland Bank operates 10 offices, 8 of which are in Tolland County and 2 of which are in Hartford County, Connecticut
- At December 31, 2003 had assets and equity of $438.4 million and $32.8 million, respectively

Experienced Management Team

Nearly Two Centuries of Collective Experience in the Financial Services Industry

Name	Title	Years in Industry	Prior Experience
Peyton R. Patterson	Chairman, President & Chief Executive Officer	21	New Haven Savings Bank (CT) Dime Bancorp (NY) Chemical Bank/Chase Manhattan (NY) CoreStates Financial Corp. (PA)
Merrill B. Blanksteen	Executive Vice President, Chief Financial Officer & Treasurer	26	New Haven Savings Bank (CT) American Savings Bank (FL) AmeriFirst Bank (FL)
Gail E.D. Brathwaite	Executive Vice President & Chief Operating Officer	23	New Haven Savings Bank (CT) Dime Bancorp (NY)
Donald T. Chaffee	Executive Vice President & Chief Credit Officer	30	New Haven Savings Bank (CT) Dime Bancorp (NY) Chase Manhattan Bank (NY)
David H. Purcell	Executive Vice President, Retail Banking	18	New Haven Savings Bank (CT) Dime Bancorp (NY) CoreStates Financial Corp. (PA) New Jersey National Bank (NJ)
Diane L. Wishnafski	Executive Vice President, Business Banking	28	New Haven Savings Bank (CT) Dime Savings Bank of Wallingford (CT) First Bank (CT) Connecticut Bank & Trust Co. (CT)
J. Edward Diamond	Executive Vice President, Asset Management	30	New Haven Savings Bank (CT) Dime Bancorp (NY) First Gibraltar Bank (TX)

Financial Highlights

Summary Financials

The following table shows the publicly-available financials of the three companies as of December 31, 2003. No adjustments have been made for the acquisitions or the conversion offering.

(Dollars in Thousands)	New Haven Savings Bank	Connecticut Bancshares	Alliance
Investments	$ 1,119,630	$ 724,569	$ 109,375
Gross Loans	1,307,458	1,687,271	276,352
Total Assets	2,536,730	2,587,806	438,443
Deposits	1,801,291	1,606,292	338,965
Borrowings	277,681	666,384	58,052
Equity	406,001	263,833	32,841
Profitability Ratios[1]			
Net Interest Margin	3.17%	3.36%	3.17%
ROAA	0.66%	1.07%	0.35%
ROAE	4.01%	10.72%	5.09%
Efficiency Ratio, adjusted	63.74%	58.96%	67.35%
Asset Quality Ratios			
NPLs/Loans	0.42%	0.38%	2.38%
NPAs/Assets	0.22%	0.25%	1.50%
Loan Loss Reserves/Loans	1.35%	0.98%	1.51%
Loan Loss Reserves/NPLs	321.90%	257.16%	63.54%
# Branches	36	28	10

[1] Profitability ratios for New Haven Savings Bank are for the nine months ending December 31, 2003 and for the year ending December 31, 2003 for Connecticut Bancshares and Alliance. Earnings for all three companies include merger related charges, but efficiency ratio excludes merger-related charges.

Expanded Market Area

■ New Haven Savings Bank

△ Savings Bank of Manchester

● Tolland Bank

★ NewAlliance Bancshares, Inc.
Executive Offices
195 Church Street
New Haven, Connecticut



VT
NH
NY
MA
CT
RI
PA
NJ
Hartford
Tolland
Windham
Litchfield
New Haven
Middlesex
New London
Fairfield
CT 15 / MERRITT PKWY

Critical Mass in Each Market

Total Market Area Market Share

Top 20 Rank	Institution	# of Branches	Deposits in List ($000)	Market Share (%)
1	Bank of America Corporation (NC)	105	11,450,785	27.90
2	Webster Financial Corp. (CT)	89	6,587,442	16.05
3	**NewAlliance Bancshares, Inc. (CT)**	**74**	**3,848,944**	**9.38**
3	People's Mutual Holding Co. (CT)	77	3,120,028	7.60
4	Wachovia Corp. (NC)	44	2,508,610	6.11
5	Banknorth Group Inc. (ME)	39	2,340,100	5.70
6	**New Haven Savings Bank (CT)**	**36**	**1,850,712**	**4.51**
7	**Connecticut Bancshares Inc. (CT)**	**28**	**1,662,105**	**4.05**
8	Royal Bank of Scotland Group	29	1,642,186	4.00
9	Sovereign Bancorp Inc. (PA)	34	1,640,718	4.00
10	Liberty Bank (CT)	25	1,424,768	3.47
11	Hudson United Bancorp (NJ)	23	865,823	2.11
12	Farmington Savings Bank (CT)	11	568,938	1.39
13	Charter Oak Cmnty Bank Corp. (CT)	15	546,215	1.33
14	North Fork Bancorp. (NY)	1	431,683	1.05
15	Naugatuck Savings Bank (CT)	8	422,656	1.03
16	**Alliance Bncp of New England (CT)**	**10**	**336,127**	**0.82**
17	Guilford Savings Bank (CT)	5	331,435	0.81
18	SI Bancorp Inc. (CT)	10	324,551	0.79
19	Milford Bank (CT)	4	230,589	0.56
20	Putnam Bancorp MHC, Inc. (CT)	4	192,337	0.47
	Top Twenty Totals	**597**	**38,477,808**	**93.75**
	Five County Totals (50 Institutions)	**669**	**41,043,234**	**100.00**

Source: SNL Financial as reported by the FDIC on June 30, 2003. Includes New Haven, Hartford, Tolland, Middlesex and Windham counties, Connecticut.

Critical Mass in Each Market

Is the 2nd largest fully-public depository based in Connecticut.

Connecticut Market Share

Top 20 Rank	Institution	# of Branches	Deposits in Inst ($000)	Market Share (%)
1	Bank of America Corporation (NC)	178	16,328,405	23.45
2	People's Mutual Holding Co. (CT)	154	8,838,444	12.69
3	Webster Financial Corp. (CT)	117	8,153,572	11.71
4	Wachovia Corp. (NC)	83	5,342,506	7.67
5	**NewAlliance Bancshares, Inc. (CT)**	**74**	**3,848,944**	**5.53**
5	Royal Bank of Scotland Group	42	2,624,996	3.77
6	Banknorth Group Inc. (ME)	46	2,541,652	3.65
7	J.P. Morgan Chase & Co. (NY)	30	2,160,904	3.10
8	**New Haven Savings Bank (CT)**	**36**	**1,850,712**	**2.66**
9	Liberty Bank (CT)	33	1,772,362	2.54
10	Sovereign Bancorp Inc. (PA)	35	1,693,174	2.43
11	**Connecticut Bancshares Inc. (CT)**	**28**	**1,662,105**	**2.39**
12	Hudson United Bancorp (NJ)	42	1,627,906	2.34
13	Union Savings Bank (CT)	16	889,382	1.28
14	Citigroup Inc. (NY)	7	804,964	1.16
15	First County Bank (CT)	11	730,689	1.05
16	NewMil Bancorp Inc. (CT)	20	572,734	0.82
17	Farmington Savings Bank (CT)	11	568,938	0.82
18	Charter Oak Cmnty Bank Corp. (CT)	15	546,215	0.78
19	Torrington Savings Bank (CT)	6	542,735	0.78
20	Bank of New York Co. (NY)	9	534,067	0.77
30	**Alliance Bncp of New England (CT)**	**10**	**336,127**	**0.48**
	Top Twenty Totals	**919**	**59,786,462**	**85.86**
	Connecticut Totals (73 Institutions)	**1151**	**69,642,613**	**100.00**

Source: SNL Financial as reported by the FDIC on June 30, 2003.

Critical Mass in Each Market

New Haven County Market Share

Top 10 Rank	Institution	# of Branches	Deposits in List ($000)	Market Share (%)
1	Webster Financial Corp. (CT)	35	2,614,932	18.02
2	Wachovia Corp. (NC)	36	2,222,631	15.32
3	Bank of America Corporation (NC)	38	2,004,113	13.81
4	**NewAlliance Bancshares, Inc.**	**29**	**1,714,035**	**11.81**
4	**New Haven Savings Bank (CT)**	**29**	**1,714,035**	**11.81**
5	People's Mutual Holding Co. (CT)	33	1,400,903	9.65
6	Royal Bank of Scotland Group	15	849,200	5.85
7	Hudson United Bancorp (NJ)	17	718,198	4.95
8	Banknorth Group Inc. (ME)	13	509,909	3.51
9	North Fork Bancorp. (NY)	1	431,683	2.98
10	Naugatuck Savings Bank (CT)	8	422,656	2.91
	Top Ten Totals	225	12,888,260	88.81
	County Totals (24 Institutions)	263	14,509,774	100.00

Hartford County Market Share

Top 10 Rank	Institution	# of Branches	Deposits in List ($000)	Market Share (%)
1	Bank of America Corporation (NC)	46	8,726,538	42.03
2	Webster Financial Corp. (CT)	48	3,742,948	18.03
3	Banknorth Group Inc. (ME)	23	1,730,916	8.34
4	Sovereign Bancorp Inc. (PA)	27	1,392,046	6.70
5	**NewAlliance Bancshares, Inc.**	**19**	**1,309,415**	**6.31**
5	**Connecticut Bancshares Inc. (CT)**	**17**	**1,282,545**	**6.18**
6	People's Mutual Holding Co. (CT)	32	1,217,752	5.86
7	Farmington Savings Bank (CT)	11	568,938	2.74
8	Wachovia Corp. (NC)	5	213,449	1.03
9	Charter Oak Cmnty Bank Corp. (CT)	9	213,419	1.03
10	Windsor Federal MHC (CT)	4	185,845	0.90
26	**Alliance Bncp of New England (CT)**	**2**	**26,870**	**0.13**
	Top Ten Totals	222	19,274,396	92.84
	County Totals (29 Institutions)	262	20,764,638	100.00

Tolland County Market Share

Top 10 Rank	Institution	# of Branches	Deposits in List ($000)	Market Share (%)
1	**NewAlliance Bancshares, Inc.**	**17**	**656,640**	**36.84**
1	**Connecticut Bancshares Inc. (CT)**	**9**	**347,383**	**19.49**
2	Charter Oak Cmnty Bank Corp. (CT)	6	332,796	18.67
3	**Alliance Bncp of New England (CT**	**8**	**309,257**	**17.35**
4	Bank of America Corporation (NC)	5	209,959	11.78
5	People's Mutual Holding Co. (CT)	5	182,203	10.22
6	Stafford Savings Bank (CT)	3	147,465	8.27
7	SI Bancorp Inc. (CT)	2	67,242	3.77
8	Liberty Bank (CT)	1	60,995	3.42
9	Webster Financial Corp. (CT)	2	58,040	3.26
10	Banknorth Group Inc. (ME)	1	50,737	2.85
	Top Ten Totals	42	1,766,077	99.08
	County Totals (11 Institutions)	43	1,782,090	100.00

Source: SNL Financial as reported by the FDIC on June 30, 2003.

Integration Process

- Hired a nationally-recognized merger integration consulting firm: First Manhattan Consulting Group
- Tolland System Conversion: April 19, 2004
- NewAlliance Bank brand launch: April 19, 2004
- Savings Bank of Manchester Conversion: Labor Day 2004
- Expected synergy calculation includes the potential consolidation of ten branches

NewAlliance Business Strategy

- Differentiate ourselves as having a highly effective community bank model
  - Emphasis on "Best Practice" products and services offered by commercial banks
  - Delivered with a strong relationship orientation:
    - High level of customer service;
    - Local decision making; and
    - Strong sales culture.
- Our growth strategy includes three components:
  - Organic growth within existing markets;
  - Targeted acquisitions; and
  - De novo branching.

NewAlliance Business Strategy

- Earnings growth will focus on:
  - Improving operating efficiencies;
  - Promoting the growth of our core deposits;
  - Increasing our high-yielding assets; and
  - Increasing our fee income.
- We will actively manage enterprise-wide risk, with a strong focus on:
  - Credit risk;
  - Interest rate risk; and
  - Operating risk.
- We will have a three-fold capital management strategy through:
  - Stock repurchases;
  - Competitive dividend policy; and
  - Internal and external growth.

Economics of the Transaction

Acquisition Information	Connecticut Bancshares	Alliance
Aggregate Offer Value ($000)	$606,973	$71,837
Offer Price per Share	$52.00	$25.00
Type of Consideration	cash	up to 100% stock
Offer Price/Book Value (1)	220%	218%
Offer Price/Tangible Book Value (1)	245%	218%
Offer Price/2003 Diluted Earnings(2)	18.7x	30.9x
Offer Price/2003 Diluted Earnings *plus* expected cost saves(2,3)	11.8x	16.3x

(1) At December 31, 2003.
(2) Excludes merger-related charges.
(3) Includes estimated 2005 pre-tax cost saves of $26.0 million for Connecticut Bancshares and $3.1 million for Alliance. The cost saves of the target companies do not consider revenue enhancements or expenses associated with New Haven Savings Bank's transition to a public company. The cost saves also do not take into consideration merger-related expenses including the amortization of core deposit intangibles and the cost of contractual "non-compete" clauses. All savings related to branch closings are included in the cost savings amount for Connecticut Bancshares.

M&A Summary(1)	New England Thrifts
Median Offer Price/Book Value	225%
Median Offer Price/Tangible Book Value	267%
Median Offer Price/LTM Earnings	20.4x

(1) Source: SNL Financial as of January 31, 2004 for deals announced from January 1, 2003 to January 31, 2004.

Pro Forma Financials

At September 30, 2003 –

Includes the Effect of the Conversion and Acquisitions

Balance Sheet	Adj Maximum 102,493,750 $10 Per Share In thousands. Includes effect of the charitable foundation, no RRP.
Assets	
Cash & cash equivalents	$183,171
Securities available for sale	2,081,318
Securities held to maturity	350
Loans, net	3,221,698
FHLB stock	47,262
Premises and equipment, net	59,760
Goodwill	425,932
Non-compete agreement	9,333
Core deposit intangible	62,435
Other intangibles	153
Other assets	141,996
Total assets	$6,233,408
Liabilities	
Deposits	$3,751,300
Borrowed funds	977,169
Other liabilities	91,738
Total liabilities	$4,820,207
Stockholders' Equity	
Common stock	1,135
Additional paid-in capital	1,121,138
Retained earnings	363,667
ESOP shares	(74,546)
RRP shares	--
Treasury stock	--
Accum other comprehensive income	1,807
Total stockholders' equity	1,413,201
Total liabilities & stockholders' equity	$6,233,408

Pro Forma Loan & Deposit Composition

At December 31, 2003[1]

Loan Portfolio



Commercial Real Estate 21.8%
Consumer 13.8%
Residential 54.8%
C&I 9.6%

Deposits

Core Deposits / Total Deposits = 68.4%



Total Non-Interest Bearing Checking 9.9%
Time Deposits 31.6%
Savings, Money Market & NOW 58.5%

[1] *Includes the effect of the acquisitions; excludes effect of purchase accounting.*

Interest Rate Posture

- Average duration of NewAlliance Bancshares' investment portfolio is 2.3 years *(pro forma as of September 30, 2003)*.
- Long-term fixed rate loans (e.g., 15 and 30 year mortgages) comprise a relatively low percentage of the portfolio, approximately 30%.
- At closing, NewAlliance restructured approximately $340 million in FHLB Advances. The weighted average maturity of these borrowings was extended by 3.5 years to 4.8 years.
- **NewAlliance Bancshares is well-positioned to benefit from a rising interest rate environment.**

NewAlliance Bancshares, Inc.
Market Update

Summary of Recent Offering

At or For the Six Months Ended September 30, 2003

# of Shares Sold	102,493,750
Alliance Acquisition Shares [1]	7,013,095
Charitable Foundation Shares	4,000,000
Total Shares Outstanding *(pro forma)*	113,506,845
Gross proceeds ($000s)	1,024,938
Estimated net proceeds ($000s)	1,012,142
Pro forma net income - 9/03 ($000s)	23,540
Pro forma EPS ($)	0.22
Shares used in PF EPS calculations	106,176,525
Pro forma stockholders' equity ($000s)	1,413,201
Pro forma stockholders' equity per share ($)	12.45

[1] *The actual number of shares issued to Alliance Shareholders was 7,665,092, making total shares outstanding 114,158,842*

Valuation Overview

NABC Valuation v. Recent Conversions

Transactions Completed Since 1/1/2000 where Gross Proceeds were $100M+ (sorted by descending P/B)

Company	Ticker	State	Type	IPO Date	Gross Proceeds ($M)	IPO P/B (%)	IPO P/TB (%)	4/30/04 Price Chg Since IPO (%)
Provident Bancorp[1]	PBCP	NY	2nd Step	01/15/04	195.7	119.30	151.10	6.8
Bank Mutual Corp.	BKMU	WI	2nd Step	10/29/03	410.6	110.62	120.48	6.0
First Niagara Financial Gp[1]	FNFG	NY	2nd Step	01/17/03	410.0	102.56	116.96	28.7
Brookline Bancorp	BRKL	MA	2nd Step	07/10/02	337.2	95.42	95.42	42.5
Waypoint Financial[1,4]	WYPT	PA	2nd Step	10/12/00	165.5	93.98	98.04	161.2
Clifton Savings Bcp[2]	CSBK	NJ	MHC	03/04/04	137.4	92.10	92.10	20.0
NewAlliance Bancshares	**NABC**	**CT**	**Standard**	**04/02/04**	**1024.9**	**80.32**	**123.92**	**36.5**
KNBT Bancorp[1]	KNBT	PA	Standard	11/03/03	202.0	79.81	91.58	57.0
Provident Financial Services	PFS	NJ	Standard	01/16/03	596.2	74.13	76.21	79.7
TierOne Corporation	TONE	NE	Standard	10/02/02	220.8	71.20	71.20	118.5
Connecticut Bancshares [3]	SBMC	CT	Standard	03/02/00	104.0	52.25	52.25	NA

(1) Transaction included a simultaneous acquisition.

(2) Pro forma ratios are per the Prospectus dated January 31, 2004; pricing ratios shown fully-converted at the maximum of the offering range.

(3) Acquired on 4/2/04 by New Alliance Bancshares, Inc.

(4) Announced they are being acquired by Sovereign Bancorp, Inc.

Peer Group Comparison

	NABC[1]	Peer Group Medians[2]
Financial Comparison		
Assets ($000's)	6,233,408	4,979,890
Equity ($000's)	1,413,201	938,023
Deposits ($000's)	3,751,300	3,299,050
Net Income ($000's)	47,080	53,973
Tang. Equity / Tang. Assets	15.96 %	7.34 %
Pricing Ratio Comparison[3]	**$13.65**	
Price/Book	109.64 %	188.38 %
Price/Tangible Book	169.14 %	260.72 %
Price/EPS	31.0 x	14.18 x
Price/2005E EPS[4]	23.5 x	11.87 x

[1] Pro forma for the six months ended September 30, 2003 at the adjusted maximum of the offering range, not including effect of RRP. Tangible equity and tangible assets exclude intangibles of $497.9 million.

[2] Source: SNL Financial. Financial data as of March 31, 2004. Peer group includes DCOM, FNFG, ICBC, PFS, TRST, WBS, BNK.;

[3] Pricing data as of April 30, 2004.

[4] Using the average of the currently available estimates, Moors & Cabot - $0.54, FBR - $0.65 and KBW - $0.55.

Price Performance Since 1st Day of Trading ($15.17) – April 2nd to April 30th


0%
-2%
-4%
-6%
-8%
-10%
-12%
(8.00%)
(5.63%)
(8.82%)
(3.07%)
(10.02%)
SNL Thrift Index
Nasdaq Bank Index
Russell 2000 Financial
S&P Large Cap Bank Index
NABC

NABC began trading on April 2, 2004. The offering was at $10 per share, from $10, NABC increased 36.5% in April.